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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

              Current Report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 31, 2003
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                              TRAILER BRIDGE, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                    000-22837                13-3617986
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


           10405 New Berlin Road East
             Jacksonville, Florida                              32226
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(Address of principal executive offices)                      (Zip Code)






Registrant's telephone number including area code:         (904)-751-7100
                                                           --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 12.   Results of Operation and Financial Condition

On March 31, 2003, Trailer Bridge issued a release regarding earnings for the fourth quarter of 2002. The text of the press release is attached as Exhibit 99.









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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRAILER BRIDGE, INC.



Date: April 1, 2003                      By:      /s/ John D. McCown
                                           -------------------------------------
                                                 John D. McCown
                                                 Chairman and Chief
                                                 Executive Officer





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                                  EXHIBIT INDEX


No.                  Description of Exhibit

99                      Press Release






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